Income Taxes (Schedule Of Reconciliation Of Income Taxes To Statutory Rate) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income tax expense based on the U.S. statutory tax rate	$ 118,771	$ 88,968	$ 80,479
State income taxes, net of federal benefit	(1,671)	10,594	10,766
Other, net	(714)	497	280
Total	$ 116,386	$ 100,059	$ 91,525